UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2013

EATON CORPORATION plc
(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

70 Sir John Rogerson's Quay, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)

+1 (440) 523-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01 Other Events
Eaton Corporation plc ("Eaton" or the "Company") is revising its historical financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2012 ("2012 Form 10-K") to reflect the adjustments made in the quarter ended June 30, 2013 to the purchase price allocation of Cooper Industries plc ("Cooper"), which was acquired by the Company on November 30, 2012, and to reflect the re-segmentation of certain reportable operating segments, as the Company reorganized certain of its businesses in the first quarter of 2013.

As reported in the Company's 2012 Form 10-K, the entire purchase price allocation for Cooper was preliminary as of December 31, 2012. During the quarter ended June 30, 2013, the Company refined its preliminary purchase price allocation and adjusted its estimates primarily related to intangible assets, certain property values and goodwill along with the related deferred tax impact. These purchase price adjustments decreased the provisionally recognized goodwill and have been reflected as of December 31, 2012 in the consolidated balance sheets included in Exhibit 99.1. These adjustments did not have a material impact on net income in 2012 and, therefore, Eaton has not adjusted its consolidated statement of income for the year ended December 31, 2012. The Company continues to evaluate the purchase price allocation and will record additional adjustments as purchase accounting is finalized. For additional information regarding the effects of changes to the purchase price allocation, see Note 2 to the consolidated financial statements of Eaton filed herein.

As previously disclosed, the acquisition of Cooper has significantly transformed Eaton's mix of businesses. As a result, during the first quarter of 2013, Eaton re-segmented certain reportable operating segments due to a reorganization of the Company's businesses. The new reportable business segments include Electrical Products and Electrical Systems and Services (which include legacy Eaton and former Cooper electrical businesses), and Vehicle (which includes truck and automotive drivetrain and powertrain systems businesses). For those reportable segments that were re-segmented, previously reported segment financial information has been updated for all periods presented.

In addition, Eaton's revised consolidated financial statements also include an additional footnote, as discussed below, in connection with the anticipated filing of a registration statement on Form S-4 (the "Registration Statement") to register debt securities of a subsidiary of the Company (the "Issuer"), which are guaranteed by the Company and certain other 100% owned subsidiaries of the Company (together the "Guarantors"). Upon the filing of the Registration Statement, the Company will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors. Accordingly, pursuant to Rule 3-10 of Regulation S-X, the consolidated financial statements of Eaton attached herein as Exhibit 99.1 to this Current Report on Form 8-K include an additional footnote ("Note 15. Condensed Consolidating Financial Statements") with condensed consolidating financial statements for the Issuer and the Guarantors.

This Current Report on Form 8-K updates the following items in the Company's 2012 Form 10-K to reflect the items described above for all periods presented:

•	Part I, Item 1. Business

•	Part II, Item 6. Selected Financial Data

•	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8. Financial Statements and Supplementary Data

All other information from the 2012 Form 10-K remains unchanged and has not been updated. The information in this Current Report on Form 8-K with respect to Eaton should be read in conjunction with the 2012 Form 10-K, and the subsequent quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2013 and June 30, 2013.

This Current Report on Form 8-K also includes the following exhibits in connection with the anticipated filing of the Registration Statement referred to above to register debt securities of the Issuer.

•	Exhibit 99.2 includes Eaton Corporation plc's pro forma statement of income and related notes for the year ended December 31, 2012.

•
Exhibit 99.3 updates Cooper's consolidated financial statements and related notes previously included in Cooper's Annual Report on Form 10-K for the year ended December 31, 2011 to replace footnote 21 and include condensed consolidating financial information of Cooper and certain other Guarantors, that are subsidiaries of Cooper, of the Issuer's debt securities to be registered. All other information remains unchanged and has not otherwise been updated for any subsequent information or events.

•
Exhibit 99.4 updates Cooper's consolidated financial statements and related notes previously included in Cooper's quarterly report on Form 10-Q for the period ended September 30, 2012 to replace footnote 17 and include condensed consolidating financial information of Cooper for the Cooper Guarantors of the Issuer's debt securities to be registered. All other information remains unchanged and has not otherwise been updated for any subsequent information or events.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for Eaton Corporation plc.

23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for Cooper Industries plc.

99.1
Eaton Corporation plc's Annual Report on Form 10-K for the year ended December 31, 2012, updated within Part I, Item 1. Business and Part II, Item 6. Selected Financial Data, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and Item 8. Financial Statements and Supplementary Data.

99.2	Eaton Corporation plc's pro forma statement of income and related notes for the year ended December 31, 2012.

99.3	Cooper Industries plc's financial statements and related notes for the year ended December 31, 2011.

99.4	Cooper Industries plc's financial statements and related notes for the nine months ended September 30, 2012.

101.1
The following financial information from Eaton Corporation plc's Annual Report on Form 10-K for the year ended December 31, 2012, formatted in XBRL (Extensible Business Reporting Language): (i) Consolidated Statements of Income for the years ended December 31, 2012, 2011 and 2010, (ii) Consolidated Statements of Comprehensive Income for the years ended December 31, 2012, 2011 and 2010 (iii) Consolidated Balance Sheets at December 31, 2012 and 2011, (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010, (v) Notes to Consolidated Financial Statements for the year ended December 31, 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

Date:	September 6, 2013	By:	/s/ Richard H. Fearon
Richard H. Fearon
Principal Financial Officer